Exhibit 99.2

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ODYSSEY SEMI

Investor Presentation

November 10, 2021

"Safe Harbor" Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this presentation includes some statements that are not purely historical and that are "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company's and its management's expectations, hopes, beliefs, intentions or strategies regarding the future, including the Company's financial condition and results of operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipates," "believes," "continue," "could," "estimates," "expects," "intends," "may," "might," "plans," "possible," "potential," "predicts," "projects," "seeks," "should," "will," "would" and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The term "Company" in this presentation includes Odyssey Semiconductor Technologies, Inc. and its wholly-owned JR2J, LLC subsidiary.

The forward-looking statements contained in this presentation are based on the Company's and its management's current judgment, expectations and beliefs, but our actual results, events and performance could differ materially from those expressed or implied by the forward-looking statements. There can be no assurance that future developments actually affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those relating to potential fluctuations in our operating results, our possible dependence on a few large customers for a substantial portion of our revenue, a loss of revenue if contracts with the U.S. Government, defense or other major customers are cancelled or delayed, our ability to implement innovative technologies, our ability to bring new products to market, achievement of design wins over our competitors, the rate of acceptance of our products in the market, the efficient and successful operation of our wafer fabrication and other facilities, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, variability in manufacturing yields, our ability to successfully integrate our Ithaca wafer fab or other facilities or entities we may acquire, our ability to obtain a Trusted Foundry accreditation for the wafer fab, industry overcapacity, inaccurate product forecasts and corresponding inventory and manufacturing costs, dependence on third parties, our ability to attract and retain skilled personnel and senior management, the dilution that may be caused to our stockholders' ownership by our future need of substantial additional funding, our ability to protect our intellectual property, claims of intellectual property infringement and other lawsuits, security breaches and other similar disruption compromising our information, and the impact of government or environmental regulations. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by any of these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

THESE MATERIALS DO NOT CONSTITUTE ANY OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF ODYSSEY OR ANY OTHER ENTITY. ANY PRESENTATION TO THE CONTRARY SHOULD BE IGNORED.

"Odyssey Semiconductor™" and the Odyssey Semi logo are trademarks of Odyssey Semiconductor Technologies, Inc.

Key Messages

- **New Disruptive High-Voltage Power Switching Devices with Strong Intellectual Property**
  - Vertical GaN will provide significant benefits over silicon carbide and lateral GaN
  - Odyssey's proprietary vertical GaN-based device technology enables dramatic efficiency increases over competition for applications up to 10 kV
  - Odyssey is focused on proprietary medium and high voltage GaN power switching devices
- **Rapid Growth in High Voltage – Strong Market Demand**
  - TAM: $2.5B by 2025, 30% CAGR)
- **Seasoned GaN Team & III-V Semiconductor Fab**
- **Near to Medium Term Growth Strategies**
  - Sample product to customers in Q4 2021
  - Build a business in high voltage electric motors
  - Reduce loss in solar power inverters
  - Get established in electric vehicle supply chains
- **Longer Term Growth Strategies**
  - Enable on-the-go charging for electric transportation
- **Emerging from Development Stage**

Odyssey is pioneering vertical GaN development.
GaN will drive replacement of silicon and silicon carbide in high voltage, high performance power applications.

Odyssey Semiconductor (OTCQB: ODII) at a Glance

Company Overview

- Odyssey Semiconductor is a development stage company focused on fabricating vertical GaN power devices based on its proprietary technology
- Our power devices target the following markets:
  - High voltage industrial motors
  - Solar Power Inverters
  - Electric vehicles
  - Other
- Vertical GaN based power devices set to disrupt the SiC power device market based on its ability to:
  - Operate at higher switching speed
  - Provide lower losses
  - Reduce size and weight of power conversion modules

Odyssey Fabrication Facility in Ithaca, NY



- Founded in 2019
- Seasoned team
- Fully outfitted semiconductor fabrication facility
- CY2020 revenue of ~$1.4M

ODYSSEY SEMI

Power Conversion Applications

Odyssey Semiconductor Focus

100 V — *650 V* — *1,200 V* — *2,000 V* — *10,000 V*

LOW VOLTAGE

Power Supplies




TX650
TX650

MEDIUM & HIGH VOLTAGE

Solar PV Inverters




TESLA
EV/HEV

Industrial Motor Drives



Wind Power



HIGH VOLTAGE

Smart Grid



Electric Train Propulsion



Odyssey's vertical GaN-based device technology enables dramatic efficiency increases over competition for applications up to 10 kV for industrial motors, electric vehicles, solar power, etc.

Why Focus on Medium and High Voltage GaN Power Electronics?

- Silicon - workhorse for over 50 years
- World becoming more power sensitive:
- GaN is a Wide Band Gap Material with better conductivity, more power efficiency and smaller cost footprint for both chip and platform
- GaN embedded on GaN addresses Crystal lattice mismatch with Silicon and proprietary structures and "doping" enable vertical GaN architecture
- Silicon carbide contributes in the range of 600 to 4,000V today
- **Medium to high voltage gallium nitride** will allow significant additional benefits over silicon carbide



100 M
10 M
1 M
100 k
10 k
1 k
100
1 k
10 k
Switching Frequency (Hz)
Breakdown Voltage (V)
Vertical Conduction GaN
Horizontal Conduction GaN
Odyssey Semiconductor Focus
SiC MOSFET
Si MOSFET
Si IGBT

Industry experts anticipate medium to high voltage gallium nitride will provide significantly less restrictive and higher power efficiency leading to faster switching at lower costs both for the chip and the surrounding power converter platform than today's silicon carbide solutions.

GaN vs. Si vs. SiC

- GaN is 1000x less resistive than Si and 10x less resistive than SiC
  - 10x more devices per wafer (sq mm) than SiC
  - Simpler process compared to SiC
    - Lowers manufacturing cost
  - Devices can run at higher switching speeds:
    - Reduced size and cost of surrounding components
    - Decreases Power losses – more efficient
    - Can achieve faster switching speed


SiC Device
GaN Device
10 x reduced area

Silicon based

SJ based 130 kHz design


H=42 mm
L=220 mm
50W/in³
W=140 mm

GaN based 350 kHz design


H=32 mm
W=91 mm
140W/in³
L=152 mm

Source: Infineon

GaN's smaller size fits into smaller form factors and deliver higher power efficiency and lower product costs.

Near to Medium Term Opportunities

Odyssey is focused on three markets: industrial motors, solar power, and electric vehicle recharging

High Voltage Industrial Motors

~45% of world's energy is consumed turning a motor which is a $100M market today growing at 6% CAGR



Solar Power Inverters

Decrease losses from tying in solar power generation to the electric grid – a $ 170M+ market today growing at 17% CA



Electric Vehicles

Decrease losses in power converters and power inverters while reducing the size and weight of these modules which is a $450M mkt today w/CAGR of 38%



TAM for Odyssey Semiconductor's GaN-based Vertical Conduction Devices

All SiC-based applications addressed by Odyssey' vertical GaN-based conduction devices



2019-2025 power SiC market forecast split by application
(Source: Power SiC: Materials, Devices and Applications 2020, November 2020)
xEV (main inverter+OBC+DC/DC converter)
Photovolatics + energy storage systems
xEV charging infrastructure
PFC/Power supply
Rail
Motor drive
UPS
Others (wind, defense, R&D etc.)
2019
$541M
$225M
$5M
$9M
$107M
$125M
$25M
$14M
$32M
CAGR2019-2025:
+30%
2025
$2,562M
$1,553M
CAGR: 38%
$225M
CAGR:
90%
$118M
CAGR:
55%
$154M
CAGR:
6%
$314M
CAGR:
17%
$89M
CAGR
24%
$69M
CAGR
13%
$38M
CAGR
18%



3 High Voltage Switch Markets
32% CAGR; 5X Growth
2500
2000
1500
1000
500
0
2019
2020
2021
2022
2023
2024
2025
EV
EV Infrast.
Solar Panels
HV Motors

Large growing markets for the technologies that Odyssey will deliver

Source: Yole Development

ODYSSEY SEMI

Expected Timelines for Power Products

2021

- Vertically conducting GaN transistor and p-n diode without regrowth demonstrated
- Continue developing medium to high voltage vertical GaN-based conduction devices
- Provide customers with engineering samples of first vertical GaN product in Q4 – additional time has enabled a better design and an existing product with greater potential range

2022

- Initiate Odyssey qualifications for Joint Electron Device Engineering Council ("JEDEC") standards
- Ship first vertical GaN-based conduction product to customers for qualification and production
- Provide customers with engineering samples of second generation product

2023

- Expand the production of the first product
- Qualify and begin hipping second product

ODYSSEY SEMI

Financials

- Revenues of $693,074 year-to-date in 2021
  - Odyssey's revenue was generated from foundry service business being done for other companies: design, develop, manufacture, and test complex equipment, and provide engineering and technical services. It is <u>not</u> GaN product revenue.
- Diligently managing its cash, the cash balance is $3.4 million on September 30, 2021
- Cash burn rate is currently averaging $185,000 per month year-to-date in 2021
  - We believe we can further reduce the burn rate based on foundry contracts already in place to provide process designs services and fab capacity to certain third parties in the coming months. However, at the same time, we will also plan to invest in a few additional resources - so we hope to balance these two activities over the coming quarters

Odyssey Investment Highlights

- **New Disruptive High-Voltage Power Switching Devices with Strong Intellectual Property**
  - Vertical GaN will provide significant benefits over silicon carbide and lateral GaN
  - Odyssey's proprietary vertical GaN-based device technology enables dramatic efficiency increases over competition for applications up to 10 kV
  - Odyssey is focused on proprietary medium and high voltage GaN power switching devices
- **Rapid Growth in High Voltage – Strong Market Demand**
  - TAM: $2.5B by 2025, 30% CAGR)
- **Seasoned GaN Team & III-V Semiconductor Fab**
- **Near to Medium Term Growth Strategies; Long Growth Runway**

Appendix

Odyssey GaN Processing Technologies Featured in Recent Articles

- *Gearing Up For Next-Gen Power Semis* in Semiconductor Engineering.
- *Going Vertical With GaN Devices* in Semiconductor Engineering.
- *Gallium Nitride Isn't New, But Its Latest Use is of Great Interest in Electric-Car Land* in Motortrend.

Those articles can be accessed on the Odyssey website at https://www.odysseysemi.com/investors/news-events